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                         SKYLYNX COMMUNICATIONS, INC.
                           (a Colorado corporation)

                           COMMON STOCK CERTIFICATE

                                $.001 par value

Certificate No.                                             No. of Shares

---------------                                             -------------

   THIS COMMON STOCK CERTIFICATE CERTIFIES THAT, for value received,
                                              , or registered assigns
("Holder") is the registered holder of the above indicated number of Common Stock, $.001 par value (the "Common Stock"), of SkyLynx Communications, Inc., a Colorado corporation (the "Company"), transferable only on the books of the Company by the Holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed.

   IN WITNESS WHEREOF, SKYLYNX COMMUNICATIONS, INC. has caused this Common Stock Certificate to be signed by its President and by its Secretary.

Dated:
     -------------------
Attest:

By:                                   By:
   ----------------------------              ------------------------------
   Kenneth Marshall, Secretary               Gary Brown, President
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                         SKYLYNX COMMUNICATIONS, INC.

                                  ASSIGNMENT
             (Form of Assignment to be Executed if the Shareholder
                 Desires to Transfer Shares Evidenced Hereby)

                 Transfer Fee:  $15.00 per certificate issued.




PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER        For value received
                                                  --------------------
hereby sell, assign, and transfer unto
                                      -----------------------------------

Shares represented by this Series A Preferred Share Certificate, together with all right, title, and interest therein, and do hereby irrevocably constitute and appoint
                         --------------------------------------------------

attorney, to transfer this Series A Preferred Share Certificate on the books of the Company, with full power of substitution.

Dated:                             X
          ---------------            --------------------------------

                                   X
                                     --------------------------------

SIGNATURE GUARANTEED:         NOTICE:  The signature to this assignment must
                              correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

   IMPORTANT: SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.